UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025 (February 28, 2025)

ACLARION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 28, 2025, Aclarion, Inc. (the “Company”) convened its Special Meeting of Stockholders. The Company adjourned the Special Meeting without the transaction of any business. The Special Meeting will be reconvened on Wednesday, March 5, 2025, at 9:30 a.m. Mountain Time, and will continue to be held at the Company’s corporate office at 8181 Arista Place, Suite 100, Broomfield, Colorado 80021.

Item 7.01. Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release announcing the convening and adjournment of the Special Meeting and the information for the reconvened Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 28, 2025

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

February 28, 2025	By:	/s/ John Lorbiecki
	Name:	John Lorbiecki
	Title:	Chief Financial Officer

3